                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2004


GREAT COMPANIES - AMERICA

Great Companies - America is currently subject to the following expense reimbursement:

Advisory fees are reduced or the Adviser reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds 0.50% of the average annual net assets of the portfolio:

On May 12, 2004, the Adviser gave notice to the Trust that effective June 15, 2004 this expense reimbursement will be terminated.

The annual expenses of the portfolio reflecting the elimination of the expense reimbursement are as follows:

(as a percentage of portfolio average net assets for the fiscal year ended December 31, 2003)*

--------------------------------------------------------------------------------
                  MANAGEMENT                                  TOTAL TRUST ANNUAL
TRUST PORTFOLIO      FEES      12b-1 FEES   OTHER EXPENSES         EXPENSES
--------------------------------------------------------------------------------

                               SERIES II       SERIES II          SERIES II
--------------------------------------------------------------------------------
Great Companies -
America             0.75%        0.35%          2.04%               3.14%
--------------------------------------------------------------------------------


                   THE DATE OF THIS SUPPLEMENT IS MAY 12, 2004